Exhibit 10.11

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[Hand written text: APP4]

Shen (Long)

Contract Registration (Filing) No.:

Shenzhen City Property Lease

Contract

Printed by Building Lease Administration of Shenzhen City

Instructions on Property Lease Contract Registration (Filing)

I.	Materials to be submitted when conducting registration (filing) procedures for a property lease contract:

(I)	The deed for the property or other valid pieces of evidence of ownership (right to use) (an original document shall be presented and a copy shall be submitted for the record);

(II)	Proof of identification or legal status of the lessor and lessee, including:

1.	Institutions

•	Articles of association or business license (an original document shall be presented and a copy shall be submitted for the record).

•	Original certification of the legal representative.

•

Identification of the legal representative (an original document shall be presented and a copy shall be submitted for the record) and original power of attorney (power of attorney from a foreign party must be notarized or certified in accordance with the relevant rules).

2.	Individuals

•	Proof of identification or legal status of the lessor (an original document shall be presented and a copy shall be submitted for the record).

•

If the property is for residential purposes and the lessee is a woman of childbearing age (age 20 to 49), the lessee must also submit a certificate of marital and childbearing status that has been certified by the family planning agency of the township (neighborhood) where the lessee currently resides.

(III)	A power of attorney and identification of the custodian must the submitted if the property is placed under the custody of another party; an agreement to rent and a power of attorney by all joint owners must be submitted if several parties jointly own the property.

(IV) Property lease contract.

II.	Instructions on Filing a Property Lease Contract:

In accordance with Articles VI and VII.2 of Regulations on the Leasing of Buildings of the Shenzhen Special Economic Zone, if a property lease has not been registered under relevant rules, the relevant party shall bring the relevant materials and proof of identification of the relevant party to the relevant district authorities for filing.

Property Lease Contract

Lessor (Party A): Bai Chang Tai Industrial Development Co., Ltd.

Address: 109-3 Ao Road No. 1, Heng Gang Township, Long Gang District, Shenzhen City

Zip code: 518115

Authorized agent:

Address:

Zip code:

Lessee (Party B): ePak Hong Kong Co., Ltd.

Address:

Zip code:

Business license or ID number: 681598

Authorized agent:

Address:

Zip code:

In accordance with the provisions under the Contract Law of the People’s Republic of China, the Property Management Law of the People’s Republic of China, and Regulations on the Leasing of Buildings of the Shenzhen Special Economic Zone and their related implementation rules, Parties A and B have agreed to enter into this Contract.

Article 1 Party A shall lease to Party B, for Party B’s own use, the property at four industrial buildings and one dormitory building in the Bao Chang Tai Industrial Park, Heng Gang Township, Long Gang District, Shenzhen City (hereinafter referred to as the “Leased Property”). The total building area of the Leased Property is          square meters, the building itself consisting of      floors.

Owner of the Leased Property: Party A; name and number of the deed for the property or other valid pieces of evidence of ownership (right to use): [crossed]:

Article 2 The unit rent for the Leased Property will be RMB [crossed] (in words: [crossed] yuan) for square meter of the property per month, for a total monthly rent of RMB [crossed] (in words: [crossed] yuan).

Article 3 Party B shall deliver the initial rent payments by [crossed], in an amount of RMB [crossed] yuan (in words: [crossed] yuan).

Article 4 Party B shall deliver to Party A the rent payments by:

☑ the 10th day of each month;

☒ the [crossed] day of the [crossed] month of each quarter;

☒ the [crossed] day of the [crossed] month of each half year;

☒ the [crossed] day of the [crossed] month of each year;

When Party A receives the rent payments, Party A shall issue an invoice for tax purposes to Party B. (Select one of the above four options and check the appropriate box)

Article 5 The term of Party B’s lease of the Leased Property shall be from [crossed] to [crossed].

The term provided for in the preceding paragraph shall not exceed the approved period of land use and any portion exceeding such period shall be invalid. Any losses resulting from such excess shall be dealt with in accordance with the agreement between the Parties, and shall be borne by Party A in the absence of such agreement.

Article 6 Purpose for the Leased Property: industrial and dormitory.

If Party B wishes to use the Leased Property for another purpose, Party B shall effect such change only after having obtained the written approval of Party A and after having submitted a request to the relevant property administration authorities for changing the purpose for the property in accordance with provisions under relevant laws and regulations and having acquired such approval.

Article 7 Party A shall deliver the Leased Property to Party B by [crossed] for Party B’s own use, and complete relevant delivery procedures.

If Party A delivers the Leased Property after the time specified in the preceding paragraph, Party B may request that the term of the Contract be extended accordingly and the Parties shall confirm such extension by their signatures and report such extension to the contract registration authorities for their record.

Article 8 When delivery the Leased Property, the Parties shall confirm such matters as the current status of the Leased Property and any attached Property and shall list such matters in an attachment.

Article 9 Party A, when delivering the Leased Property, may collect from Party B a lease safety deposit equal to 3 months’ rent, namely, RMB [X] (in words: [X] yuan exactly).

Party A shall issue a receipt to Party B when collecting the lease safety deposit.

Party A shall return the leased safety deposit to Party B under the following conditions:

1. when the lease expires;

2. [crossed];

3. [crossed]

☒ Any of the conditions must be met.

☒ All of the conditions must be met.

(The Parties shall agree to select one of the above options and check the appropriate box)

Party A may refuse to return the safety deposit when any one of the following conditions occurs

1.	if Party B unilaterally cancels the contract;

2.	[crossed]

3.	[crossed]

Article 10 During the term of lease, Party A shall be responsible for paying the user fees for the land occupied by the Leased Property and taxes, building leasing management fees and [crossed] fees; Party B shall be responsible for paying on a timely basis utility bills, sanitation fees, building (public area) management fees and [crossed] for the Leased Property and any other expenses arising from the use of the Leased Property.

Article 11 Party A shall in short ensure that the deliver Leased Property and the attached facilities are able to serve the purposes of the lease and that the safety conditions of the Leased Property comply with the provisions under relevant laws and regulations.

Party B shall be entitled to claim compensation from Party A for any bodily injury or property loss to Party B within the Leased Property intentionally caused by, or as a result of negligence on the part of, Party A.

Article 12 Party B shall make reasonable use of the Leased Property and the attached facilities and shall not engage in unlawful activities by using the Leased Property; Party A shall not interfere with or block any normal and reasonable use of the Leased Property by Party B.

Article 13 During the use of the Leased Property by Party B, if a damage or failure appears or occurs in the Leased Property or the attached facilities that poses a safety risk and prevents normal use and such damage or failure is not caused by Party B, Party B shall notify Party A on a timely basis and take possible effective measures to prevent further aggravation of the defect; Party A shall carry out repairs or directly request Party B to carry out repairs on Party A’s behalf within seven days after receiving such notification from Party B; if Party B is unable to notify Party A, or Party A fails to fulfill its obligations for repairs within the time frame specified above, Party B may carry out repairs on behalf of Party A after filing a report with the contract registration authorities.

If an emergency occurs and requires immediate repairs, Party B shall carry out repairs first and then notify Party A of the situation on a timely basis.

Party A shall be responsible for paying repair expenses arising from the conditions described in the preceding two paragraphs (including reasonable expenses incurred by Party B for repairs and for preventing further aggravation of the defect). If a damage is further aggravated because Party B fails to fulfill the obligations specified in the preceding two paragraphs to notify the relevant Parties and take possible effective measures on a timely basis, Party B shall be responsible for paying the expenses for repairing the portion with such aggravated damage.

Article 14 If a condition appears or occurs in the Leased Property or the attached facilities that poses a safety risk or causes a damage or failure as a result of improper or unreasonable use by Party B, Party B shall notify Party A on a timely basis and shall be responsible for repairs and compensation. If Party B refuses to carry out the repairs or provide compensation, Party A may carry out the repairs on behalf of Party B after filing a report with the contract registration authorities, and Party B shall be responsible for the related repair expenses.

Article 15 During the term of the Contract, if Party A or Party B wishes to alter, expand or renovate the Leased Property, the Parties shall enter into a separate written agreement.

If the actions described in the preceding paragraph are required to be approved by relevant authorities, such actions shall be taken only after such approval has been acquired.

Article 16

☑ During the term of lease, Party B may sublease all or part of the Leased Property to a third party and carry out the relevant registration procedures at the appropriate administrative authorities for leasing, provided that the term of the sublease does not exceed the term of lease under this Contract.

☒ Party B shall not sublease all or part of the Leased Property to a third party. However, during the term of lease, Party B may obtain a written consent from Party A for such sublease and, a basis of such written consent, carry out the relevant registration procedures at the appropriate administrative authorities for leasing, provided that the term of the sublease does not exceed the term of lease under this Contract.

☒ Party B shall not sublease all or part of the Leased Property to a third party.

(The Parties shall agree to select one of the above options and check the appropriate box)

Article 17 During the term of the Contract, if Party A wishes to transfer all or part of the ownership to the Leased Property to a third party, Party A shall provide a one month advance notice to Party B. Party B shall have the first right of refusal under the same terms.

If the Leased Property is transferred to a third party, Party A is obligated to instruct such third party to continue to honor this Contract when the transfer contract is signed.

Article 18 During the term of the Contract, this Contract may be terminated or amended if any one of the following situations occurs:

(1)	a force majeure occurs so that performance under this Contract is rendered impossible;

(2)	the government requisitions, purchases, recalls or dismantles the Leased Property;

(3)	the Parties have agreed to such termination or amendment.

Article 19 For damages caused by the following situations, Party A may

☒ claim compensation from Party B;

☑ refuse to return the leased safety deposit;

☒ have Party B pay a default penalty of RMB [crossed] yuan (in words: [crossed] yuan).

(The Parties shall agree to select one of the above options and check the appropriate box)

(1)	if Party B delays pay rent payment for more than 60 days ( 2 months);

(2)	if total losses to Party A caused by such a delay exceed [crossed]

Party B does not need to pay rent to Party A during the period of time after Party A has received the notification and until Party B acquires such compensation.

Article 21 At the expiration of this Contract, Party B shall move out of, and return, the Leased Property within 90 day(s), and shall ensure the integrity of the Leased Property and attached facilities (except for normal wear and tear); Party B shall at the same time pay all expenses owed by Party B and carry out relevant hand over procedures.

If Party B fails to move out of, and return, the Leased Property on a timely basis, Party A is entitled to taking back the Leased Property and collect double rent from Party B for the excess occupancy.

Article 22 If Party B wishes to continue to lease the Leased Property after the expiration of the term of lease under this Contract, Party B shall submit a renewal request to Party A 2 months prior to the expiration of the term of lease; Party B shall have the first right of refusal under the same terms with regard to leasing the Leased Property.

If the Parties reach an agreement on lease renewal, the Parties shall enter into a new Contract and register such Contract with the appropriate contract registration authorities.

Article 23 The Parties shall abide by the terms under this Contract in good faith and the Party that commits a breach of contract shall be liable for such breach of contract according to this Contract.

Article 24 The Parties may enter into additional terms in an attachment with regard to matters not covered under this Contract; the content of the attachment shall constitute a part of this Contract and shall hold the same validity as this Contract after the Parties put their signatures and stamps thereon.

If the Parties enter into an amendment to any content of this Contract during the term of lease, the Parties shall register such amendment with the original registration authorities. The registered amendment shall hold the same validity as this Contract.

Article 25 If any dispute arises between the Parties under the Contract, the Parties shall resolve such dispute through negotiations; if the Parties fail to resolve such dispute through negotiations, the Parties may request mediation by the registration authorities for this Contract; if mediation fails, the Parties may

☒ submit the matter to the Shenzhen Arbitration Tribunal for arbitration;

☒ submit the matter to the Shenzhen Branch of the China International Economic and Trade Arbitration Tribunal for arbitration;

☑ bring a lawsuit in a People’s Court.

(The Parties shall agree to select one of the above options for settling disputes and check the appropriate box)

Article 26 This Contract shall take effect upon execution.

The Parties shall carry out the relevant registration or filing procedures with the relevant authorities within ten days after the execution of this Contract.

Article 27 The Chinese version of this Contract shall be the official version.

Article 28 This Contract shall be made in four identical copies, with Party A holding one copy, Party B holding one copies, the contract registration authorities holding one copy, and the relevant administrative authorities holding one copy.

Party A (Signature and stamp): Bai Chang Tai Industrial Development Co., Ltd.

Legal Representative: [Illegible signature] Contact Telephone: Bank Account Number: Authorized Agent (Signature and stamp):	Date: April 19, 2007

Party B (Signature and stamp): [Illegible stamp]

Legal Representative: Moxi Qiu Contact Telephone: Bank Account Number: Authorized Agent (Signature and stamp):	Date: April 23, 2007

Registered or Filed By (Signature and stamp):

Contract Registration (Filing) Authority (Signature and stamp):	Date:

Good Faith Agreement

Party A: Bai Chang Tai Industrial Development Co., Ltd.

Party B: ePak Technologies (Shenzhen) Co., Ltd.

Through negotiations, Party A and Party B have reached agreement on the following mutual obligations on the basis of fairness and mutual benefit:

A.

The plot of land for industrial purposes belonging to Party A opposite to ePak Technologies (Shenzhen) Co., Ltd., situated in the Bao An Community, measures 210,000 m2 in size. Due procedures (for state land registration) have been completed for the land in question and construction application process is ongoing; planning is in accordance with limits set up by the relevant authorities and design is carried out on the basis of provisions established by the two Parties; initial design is in accordance with plans agreed to by the two Parties. Total construction area is 40,000 m2, including five plant buildings totaling approximately 32000 m2; workers’ dormitories and auxiliary buildings totaling approximately 8000 m2. Party A promises to finish the above construction and deliver the facilities to Party B in 1 1/2 years.

B.	Rights and Obligations of the Two Parties

1.	Party A shall keep in close communication with Party B during the application and construction process to achieve the best economic efficiency for both Parties.

2.	The entire outer wall shall be covered with a glass mosaic; the floor in the plant buildings shall be paved with reinforced concrete able to sustain [illegible], and shall have terrazzo flooring; ceiling height for plant buildings: 5 m for the first floor and 4 m for floors 2 to 5; the construction of sewage pipes, firefighting facilities and the outer wall shall be at expense of Party A.

3.	Party A shall provide one 315 VA converter for each plant building (Party B shall be responsible for providing the distribution substation and low voltage portion); Party B shall purchase electric cable PVC tubing for the entire Park and shall deliver such tubing to the Park; Party A shall assist in construction surveys.

4.	Actual size of the Industrial Park shall be based on the area measured by the two Parties (dripping area) after the entire Park has been completed.

5.	[Illegible]

6.	[Illegible]

7.	In the entire Park, Party A shall provide appropriate treatment for the roof of each building to prevent leaking; additionally, an independent air compressor room, [illegible], a firefighting pump room and a firefighting water pool with corresponding sprinkler system shall be provided for the Industrial Park.

8.	In order to demonstrate its good faith, Party B pays RMB [X]([X] exactly) as a safety deposit.

This Contract shall be made in two identical copies, with Party A and Party B holding one copy each, which shall have the same legal effect.

Party A: Development Co., Ltd.

/s/

Date: [Illegible], 2005

Party B: ePak Technologies (Shenzhen) Co., Ltd.

Moxi Qiu

Date: July 30, 2005

[Diagram]

[Original page is in English and illegible Chinese]

Supplemental Agreement

Party A: Bai Chang Tai Industrial Development Co., Ltd.

Party B: ePak Hong Kong Co., Ltd.

Through friendly negotiations, Party A and Party B have reached agreement on the following supplemental terms for mutual observance:

I.	On July 30, 2005, Party A signed a Good Faith Agreement with ePak Technologies (Shenzhen) Co., Ltd.; ePak Hong Kong Co., Ltd. shall now assume the rights and obligations of ePak Technologies (Shenzhen) Co., Ltd. under that Agreement, with the consent of Party A.

II.	The Good Faith Agreement shall constitute a part of this Supplemental Agreement; this Agreement shall prevail wherever the two Agreements are in conflict with each other.

III.	Buildings and their lease payments shall be as follows:

(1) Party A shall lease the five buildings under the Good Faith Agreement to Party B, including 4 plant buildings and 1 workers’ dormitory.

(2) Party A has already delivered three of the buildings to Party B and Party B shall start making lease payments to Party A from May 1, 2007.

(3) The lease term shall be for 10 years, starting from the day for which lease payment is paid.

(4) The three buildings that have been delivered have a total construction area of 25,862 m2. with a lease rate for the first five years of RMB 11.00/m2 and accumulated lease payments of [X]/ month; the lease rate for the last five years shall be RMB 12.00/m2 and accumulated lease payments of [X] / month.

(5) Lease payments owed by Party B shall first be deducted from the good faith safety deposit of [X] already paid to Party A; after the safety deposit becomes zero, Party B shall make the current month’s payment to Party A by the 10th of each month.

(6) Party A promises to deliver the other two buildings to Party B promptly when the conditions for delivery have been accomplished (see the Good Faith Agreement) and the lease payment rate shall be equal to that for the already delivered buildings, with the starting date for lease payment decided by the two Parties elsewhere.

(7) Party B agrees to pay a safety deposit to Party A in the amount of [X] which shall be also deducted from the good faith safety deposit.

IV.	The Supplemental Agreement shall constitute a part of the Property Lease Contract signed by the two Parties and shall be attached as an annex to the Contract; this Agreement shall prevail wherever the two documents are in conflict with each other.

V.	This Supplemental Agreement shall take effect upon being signed and stamped by the two Parties.

Party A: Bai Chang Tai Industrial Development Co., Ltd.

/s/

Date: April 19, 2007

Party B: ePak Hong Kong Co., Ltd.

Moxi Qiu

Date: April 23, 2007

Special Instructions

1. The sample version of this Contract is based on the provisions under the Contract Law of the People’s Republic of China, the Regulations on the Leasing of Buildings of the Shenzhen Special Economic Zone and their related implementation rules, and other relevant laws and regulations; this sample version may be used by the relevant Parties through mutual agreement.

2. Prior to signing the Contract, the Parties shall carefully read the Contract and may add to or subtract from any provisions under the Contract through mutual agreement.

3. Prior to signing the Contract, the lessor shall present to the lessee the deed for the property or other valid pieces of evidence of ownership; the lessor shall also present to the lessee proof of the lessor’s identification and legal status. A power of attorney must be submitted if the property is placed under the custody of another party; an agreement to rent and a power of attorney by all joint owners must be submitted if several parties jointly own the property; the lessee shall also present to the lessor proof of the lessee’s identification and legal status.

4. The Parties shall willingly enter into the Contract on the basis of fairness and integrity and no Party may force its own will on any other Party; no third party shall interfere in an unlawful matter.

5. The Parties shall enter into and perform under the Contract according to law and shall not violate relevant legal procedures or engage in unlawful activities.

6. The Contract, upon execution, shall be legally binding on the Parties. The Parties shall fulfill their respective obligations under the Contract and shall not amend or terminate the Contract in violation of the law or without mutual agreement.

7. The Patries shall use a fountain pen, a writing brush or a signature pen to fill in the handwritten parts where necessary and shall confirm such handwritten parts through signature or stamp.

8. Blank spaces exist in some of the provisions in this Contract (underlined) for the Parties to fill in as mutually agreed; other provisions exist where the Parties may select from several options (marked by [            ]).

9. This Contract is a sample version where the Parties may select, add to, fill in or revise any of the provisions. After the Contract is signed, the provisions not thus changed and the contents filled in by the Parties (as confirmed by the Parties through signature or stamp) shall be deemed part of the agreement under the Contract.

10. With regard to the contents where any selection, addition, filling in or revision have occurred, the hand written provisions shall take precedence.

11. After the Contract is signed, the Parties shall together carry out relevant registration and filing procedures with the leasing administration authorities on a timely basis.

12. The Parties may decide the number of original copies of this Contract to be produced and shall carefully verify the copies when signing the Contract to ensure the contents therein are identical; under all circumstances, each Party shall hold at least one original copy of the Contract.

13. If the contents of the Contract have been significantly changed or the Contract has been terminated or any copy of the Contract has been lost, the Parties shall carry out the necessary procedures with the original British Asian authorities on a timely basis.

Article 16

☑ During the term of lease, Party B may sublease all or part of the Leased Property to a third party and carry out the relevant registration procedures at the appropriate administrative authorities for leasing, provided that the term of the sublease does not exceed the term of lease under this Contract.

☒ Party B shall not sublease all or part of the Leased Property to a third party. However, during the term of lease, Party B may obtain a written consent from Party A for such sublease and, a basis of such written consent, carry out the relevant registration procedures at the appropriate administrative authorities for leasing, provided that the term of the sublease does not exceed the term of lease under this Contract.

☒ Party B shall not sublease all or part of the Leased Property to a third party.

(The Parties shall agree to select one of the above options and check the appropriate box)

Article 17 During the term of the Contract, if Party A wishes to transfer all or part of the ownership to the Leased Property to a third party, Party A shall provide a one month advance notice to Party B. Party B shall have the first right of refusal under the same terms.

If the Leased Property is transferred to a third party, Party A is obligated to instruct such third party to continue to honor this Contract when the transfer contract is signed.

Article 18 During the term of the Contract, this Contract may be terminated or amended if any one of the following situations occurs:

(4) a force majeure occurs so that performance under this Contract is rendered impossible;

(5) the government requisitions, purchases, recalls or dismantles the Leased Property;

(6) the Parties have agreed to such termination or amendment.

Article 19 For damages caused by the following situations, Party A may

☒ claim compensation from Party B;

☑ refuse to return the leased safety deposit;

☒ have Party B pay a default penalty of RMB [crossed] yuan in words: [crossed] yuan).

(The Parties shall agree to select one of the above options and check the appropriate box)

(3) if Party B delays pay rent payment for more than 60 days (2 months);

(4) if total losses to Party A caused by such a delay exceed [crossed]